UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Consent Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
  Preliminary Consent Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  Definitive Consent Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CRITICARE SYSTEMS, INC.
________________________________________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

BLUELINE PARTNERS, L.L.C. ________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________________

(5)	Total fee paid:
____________________________________________________________________________

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
____________________________________________________________________________

(3)	Filing Party:
____________________________________________________________________________

(4)	Date Filed:
____________________________________________________________________________

BlueLine Partners, L.L.C. has established the following internet homepage at http://www.bluelinepartners.com/stories/storyReader$58 to provide information regarding the consent solicitation:

CRITICARE STOCKHOLDER CONSENT

This is the page where BlueLine will make available information relating to its efforts to re-form Criticare’s board of directors and elect a new majority of directors who are independent of management and have the experience and commitment necessary to properly represent the interests of the company’s stockholders:

•	BlueLine press release announcing consent solicitation

•	BlueLine letter to stockholders explaining need for consent solicitation

•	Consent statement filed with the Securities and Exchange Commission

•	Consent card and instructions (this is the form used to vote shares)

•	Instructions on how to vote your shares

•	BlueLine's August 22, 2006 SEC filing announcing its intentions to seek stockholder consent

•	Link to SEC EDGAR site with all Criticare filings

If you have any questions about executing your consent or require assistance, please contact:

BlueLine Partners, L.L.C.
4115 Blackhawk Plaza Circle, Suite 100
Danville, California 94506
Telephone: (925) 648-2085
Facsimile: (925) 648-2086
Attention: Scott A. Shuda

____________________________
©Copyright 2006 BlueLine Partners
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